Exhibit 99.2

Supplemental Operating and Financial Data

December 31, 2004

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statement srelate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations

EBITDA
Selected Ratios & Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Value Creation Pipeline - 2004 Acquisitions / Dispositions
Value Creation Pipeline - 2004 Acquisitions Detail
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of December 31, 2004, we had a portfolio of 164 shopping centers totaling approximately 28.0 million square feet of Company-owned gross leasable area, located in 29 states.  Our shopping center portfolio was approximately 93% leased as of December 31, 2004.  We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street

Boston, MA  02116

(617) 247-2200

Regional Offices

Lighthouse Point, Florida

Northbrook, Illinois

Peoria, Illinois

Hanover Park, Illinois

Speedway, Indiana

Lenexa, Kansas

Louisville, Kentucky

Redford, Michigan

Roseville, Minnesota

Florissant, Missouri

Omaha, Nebraska

Great Neck, New York

Charlotte, North Carolina

Franklin, Tennessee

Dallas, Texas

Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s:  BBB-, Stable

Moody’s:  Baa3, Stable

Fitch: BBB-, Stable

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:

Patrick O’Sullivan

Vice President, Finance & Accounting

131 Dartmouth Street

Boston, MA  02116

Phone: (617) 247-2200

Email: posullivan@heritagerealty.com

FRB / Weber Shandwick:

Claire Koeneman

(Analyst information)

Phone: (312) 640-6745

Joe Calabrese

(General information)

Phone: (212) 872-3772

Heritage Website:       www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Andrew Rosivach	(212) 325-6205
	Jessica Tully	(404) 897-2820

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

Goldman Sachs	Carey Callaghan	(212) 902-1000

Green Street Advisors	Greg Andrews	(949) 640-8780
	Thomas Youn	(949) 640-8780

Legg Mason	David Fick	(410) 454-5018
	Nate Isby	(410) 454-4143

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Suzanne Sorkin	(212) 761-6385

UBS Warburg	Keith Mills	(212) 713-3098
	Ian Weissman	(212) 713-8602

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

Diluted Funds from Operations (FFO)	$33,079	$31,295	$129,183	$116,654
FFO per share - Diluted	$0.69	$0.72	$2.73	$2.74

Funds Available for Distribution (FAD)	$24,879	$24,141	$99,625	$93,935
FAD per share - Diluted	$0.52	$0.56	$2.10	$2.21

EBITDA	$53,654	$51,186	$210,135	$193,706
EBITDA per share - Diluted	$1.12	$1.18	$4.43	$4.55

Net Income Attributable to Common Shareholders	$10,972	$10,176	$44,708	$40,733
Basic	$0.23	$0.24	$0.96	$0.97
Diluted	$0.23	$0.24	$0.95	$0.96

Dividends Paid per Share and Unit	$0.525	$0.525	$2.10	$2.10
Payout ratio of diluted FFO per share	76%	73%	77%	77%
Payout ratio of diluted FAD per share	101%	94%	100%	95%

Other Operating Items:
Total real estate revenue	$84,173	$78,040	$325,947	$297,666
Straight line rent and SFAS 141 income adjustment	$1,491	$1,743	$5,277	$5,962
Lease termination fee income and buyout expense	$1,408	$2,598	$2,125	$3,055
Amortization of stock-based compensation	$2,085	$1,165	$6,612	$5,999
Capitalized interest expense	$192	$—	$192	$—
Scheduled principal amortization on mortgages	$2,875	$2,628	$11,030	$9,975

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(in thousands of dollars, except per-share data)

	December 31, 2004	December 31, 2003
	(unaudited)
ASSETS
Real estate investments	$2,540,841	$2,399,973
Less: accumulated depreciation	(318,203)	(242,741)
Real estate investments, net	2,222,638	2,157,232

Cash and cash equivalents	6,720	5,464
Accounts receivable, net of allowance for doubtful accounts of $9,583 in 2004 and $8,770 in 2003	41,148	25,514
Prepaids and other assets	24,488	13,608
Investment in joint venture	3,406	—
Deferred financing and leasing costs	54,150	25,757
Total assets	$2,352,550	$2,227,575
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$649,040	$632,965
Unsecured notes payable	449,763	201,490
Line of credit facility	196,000	243,000
Accrued expenses and other liabilities	95,989	82,115
Accrued distributions	24,915	24,438
Total liabilities	1,415,707	1,184,008
Minority interests:
Series B Preferred Units	—	50,000
Series C Preferred Units	—	25,000
Exchangeable limited partnership units	13,110	7,670
Other minority interest	2,425	2,425
Total minority interests	15,535	85,095
Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 46,934,285 and 46,208,574 shares issued and outstanding at December 31, 2004 and 2003, respectively	47	46
Additional paid-in capital	1,154,360	1,136,516
Cumulative distributions in excess of net income	(229,818)	(176,267)
Other comprehensive loss	(506)	—
Unearned compensation	(2,775)	(1,823)
Total shareholders’ equity	921,308	958,472
Total liabilities and shareholders’ equity	$2,352,550	$2,227,575

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended December 31		Year Ended December 31
	2004	2003	2004	2003
	(unaudited )		(unaudited)
Real estate revenue:
Rentals	$63,886	$60,756	$246,110	$226,757
Percentage rent	437	475	3,828	3,972
Recoveries	19,358	16,595	74,422	65,461
Other property	492	214	1,587	1,476
Total revenue	84,173	78,040	325,947	297,666
Real estate operating expenses:
Property operating expenses	12,158	11,285	45,954	43,102
Real estate taxes	12,043	11,195	48,973	43,322
Net operating income	59,972	55,560	231,020	211,242
Other operating expense (income):
Depreciation and amortization	23,137	21,087	88,678	78,548
Interest	20,114	18,070	77,269	69,415
General and administrative	7,223	4,812	24,214	20,965
Interest and other income	(514)	(39)	(1,079)	(495)
Total other operating expense (income)	49,960	43,930	189,082	168,433
Income before gains on sales of real estate investments	10,012	11,630	41,938	42,809
Gain on sale of marketable securities	—	—	529	—
Gains on sales of real estate investments	3	—	28	—
Income before allocation to minority interests	10,015	11,630	42,495	42,809
Income allocated to exchangeable limited partnership units	(74)	(87)	(265)	(257)
Income allocated to Series B & C Preferred Units	—	(1,664)	(2,176)	(6,656)
Income before discontinued operations	9,941	9,879	40,054	35,896
Discontinued operations:
Income from discontinued operations	61	297	696	2,154
Gains on sales of discontinued operations	970	—	3,958	2,683
Income from discontinued operations	1,031	297	4,654	4,837
Net income attributable to common shareholders	$10,972	$10,176	$44,708	$40,733

Basic per share data:
Income before discontinued operations	$0.21	$0.24	$0.86	$0.86
Income from discontinued operations	0.02	—	0.10	0.11

Income attributable to common shareholders	$0.23	$0.24	$0.96	$0.97

Diluted per share data:
Income before discontinued operations	$0.21	$0.24	$0.85	$0.85
Income from discontinued operations	0.02	—	0.10	0.11

Income attributable to common shareholders	$0.23	$0.24	$0.95	$0.96

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Funds from Operations:

Net income	$10,972	$10,176	$44,708	$40,733
Add (deduct):
Depreciation and amortization (real estate-related):
Continuing operations	22,959	20,927	87,869	77,931
Discontinued operations	36	105	314	416
Pro rata share of unconsolidated joint venture	11	—	13	—
Gains on sales of real estate investments	(973)	—	(3,986)	(2,683)

Funds from Operations (FFO)	$33,005	$31,208	$128,918	$116,397

Funds from Operations - Diluted:

FFO	$33,005	$31,208	$128,918	$116,397
Add:
Income allocated to exchangeable limited partnership units	74	87	265	257

FFO - Diluted	$33,079	$31,295	$129,183	$116,654

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

Funds from Operations - Diluted	$33,079	$31,295	$129,183	$116,654
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(1,491)	(1,743)	(5,277)	(5,962)
Maintenance capital expenditures	(1,365)	(2,131)	(6,962)	(8,408)
Tenant improvement and leasing commissions	(7,625)	(5,165)	(25,236)	(16,869)
Capitalized interest	(192)	—	(192)	—
Amortization of financing costs	581	681	2,091	2,067
Amortization of debt premiums and discounts	(434)	(279)	(1,601)	(821)
Amortization of the effective portion of interest rate swap	40	—	(19)	—
Stock-based compensation and SERP	2,286	1,483	7,638	7,274

Funds Available for Distribution	$24,879	$24,141	$99,625	$93,935

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	46,888	42,654	46,686	41,963

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	378	—	349	340
Effect of stock options and dilutive stock-based compensation	527	390	358	233

Weighted average shares outstanding for diluted EPS	47,793	43,044	47,393	42,536

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	378	340	349	340
Effect of stock options and dilutive stock-based compensation	527	390	358	233

Weighted average shares outstanding for diluted FFO per share	47,793	43,384	47,393	42,536

Heritage Property Investment Trust, Inc.

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
EBITDA:

Net income	$10,972	$10,176	$44,708	$40,733

Add (deduct):
Depreciation and amortization:
Continuing operations	23,137	21,087	88,678	78,548
Discontinued operations	36	105	314	416
Pro rata share of unconsolidated joint venture	11	—	13	—
Interest	20,114	18,070	77,269	69,415
Taxes	283	(3)	698	364
Gains on sales of real estate investments	(973)	—	(3,986)	(2,683)
Income allocated to exchangeable limited partnership units	74	87	265	257
Income allocated to Series B & C Preferred Units	—	1,664	2,176	6,656

EBITDA	$53,654	$51,186	$210,135	$193,706

Heritage Property Investment Trust, Inc.

Selected Ratios

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.33	2.29	2.32	2.25
EBITDA / (Interest + Principal + Preferred Distributions)
Interest Coverage Ratio - Excluding Capitalized Interest	2.67	2.83	2.72	2.79
EBITDA / Interest
Interest Coverage Ratio - Including Capitalized Interest	2.64	2.83	2.71	2.79
EBITDA / (Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a % of total revenue	8.5%	6.2%	7.4%	7.0%
Net operating income (NOI) margin	71%	71%	71%	71%
Property operating expense recovery ratio	80%	74%	78%	76%
Unencumbered NOI as a % of total NOI	56%	56%	55%	55%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of December 31,
	2004	2003

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,540,841	$2,399,973
Cash and cash equivalents	6,720	5,464
Prepaids and other assets	24,488	13,608

Total asset cost (GAAP basis)	$2,572,049	$2,419,045

Mortgage loans payable	$649,040	$632,965
Unsecured notes payable	449,763	201,490
Line of credit facility	196,000	243,000

Total outstanding debt	$1,294,803	$1,077,455

Total outstanding debt / Total asset cost (GAAP basis)	50.3%	44.5%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,572,049	$2,419,045

Secured debt	$649,040	$632,965

Secured debt / Total asset cost (GAAP basis)	25.2%	26.2%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,439,145	$1,334,168

Unsecured notes payable	449,763	201,490
Line of credit facility	196,000	243,000

Total unsecured debt	$645,763	$444,490

Unencumbered asset cost (GAAP basis) / Total unsecured debt	222.9%	300.2%
Test level	150.0%	150.0%

	For the Year Ended December 31,
	2004	2003

INTEREST COVERAGE
Income available for debt service (EBITDA)	$210,135	$193,706

Service charge (Interest Expense + Amortization of Mortgage Loan Premiums)	$78,870	$70,236

Annualized income available for debt service / Annualized service charge	2.66	2.76
Test level	1.50	1.50

Heritage Property Investment Trust, Inc.

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal December 31, 2004

Mortgage loans payable	$649,040
Unsecured notes payable	449,763
Line of credit facility	196,000

Total debt	$1,294,803

Equity

(in thousands)

	Shares & Units Outstanding at 12/31/04	$ Value Equivalent (1)
Common Stock	46,934	$1,506,112
Operating Partnership Units	522	16,751
		$1,522,863

Total market capitalization		$2,817,666

Total Debt to Total Market Capitalization		46.0%

(1)   Value based on stock price of $32.09 per share as of the market close on December 31, 2004.

Heritage Property Investment Trust, Inc.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2005	2006	2007	2008	2009	Thereafter	Total (1)

Amount	$241,032	$25,631	$43,564	$119,936	$278,420	$574,486	$1,283,069

(1) The aggregate repayment amount of $1,283,069 does not reflect the unamortized mortgage loan premiums totaling $13,461 related to the assumption of fifteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,727 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due April 29, 2005

Total Facility	Outstanding at 12/31/04	Letters of Credit	Remaining Capacity

$350,000	$196,000	$—	$154,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$645,763	49.87%	5.02%	4.5	years
Secured Debt	649,040	50.13%	7.36%	5.6	years
Total Debt	$1,294,803	100.00%	6.19%	5.0	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$210,523	16.26%	3.60%	0.8	years
Fixed Rate Debt	1,084,280	83.74%	6.69%	5.8	years
Total Debt	$1,294,803	100.00%	6.19%	5.0	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2005	2006	2007	2008	2009	Thereafter	Total

Mortgage loans payable:

Franklin Square	$13,583	—	—	—	—	—	13,583
Williamson Square	10,830	—	—	—	—	—	10,830
Riverchase Village Shopping Center	9,764	—	—	—	—	—	9,764
Meridian Village Plaza (1)	292	4,841	—	—	—	—	5,133
Spring Mall	120	8,021	—	—	—	—	8,141
Southport Centre	160	171	9,593	—	—	—	9,924
Long Meadow Commons (1) (2)	317	344	8,717	—	—	—	9,378
Innes Street Market	352	380	12,098	—	—	—	12,830
Southgate Shopping Center	110	119	2,166	—	—	—	2,395
Salem Consumer Square	456	505	560	8,763	—	—	10,284
St. Francis Plaza	191	207	225	243	—	—	866
Burlington Square (1)	192	209	227	224	12,743	—	13,595
Buckingham Place (1)	63	69	74	79	5,054	—	5,339
County Line Plaza (1)	205	222	240	256	16,002	—	16,925
Trinity Commons (1)	171	185	200	214	13,776	—	14,546
8 shopping centers, cross collaterialized	1,705	1,843	1,993	2,154	72,132	—	79,827
Montgomery Commons (1)	79	86	94	100	102	7,334	7,795
Warminster Towne Center (1)	260	283	307	329	362	18,294	19,835
Clocktower Place (1)	121	132	144	154	171	11,838	12,560
545 Boylston Street and William J. McCarthy Building	655	711	772	838	910	30,896	34,782
29 shopping centers, cross collateralized	2,520	2,728	2,955	3,147	3,461	220,654	235,465
The Market of Wolf Creek III (1)	91	99	107	114	126	8,168	8,705
Spradlin Farm (1)	189	203	219	232	253	16,187	17,283
The Market of Wolf Creek I (1)	151	163	176	188	206	9,327	10,211
Berkshire Crossing	439	459	479	499	522	12,125	14,523
Grand Traverse Crossing	366	394	424	457	492	11,151	13,284
Salmon Run Plaza (1)	319	349	381	417	456	2,736	4,658
Elk Park Center	297	321	346	374	403	6,503	8,244
Grand Traverse Crossing - Wal-Mart	165	179	193	208	225	4,190	5,160
The Market of Wolf Creek II (1)	96	103	111	120	129	1,428	1,987
Montgomery Towne Center	382	393	307	335	364	5,262	7,043
Bedford Grove - Wal-Mart	152	164	178	191	207	3,175	4,067
Berkshire Crossing - Home Depot/Wal-Mart	239	258	278	300	324	5,218	6,617

Total mortgage loans payable	$45,032	24,141	43,564	19,936	128,420	374,486	635,579

Unsecured notes payable (3)	—	1,490	—	100,000	150,000	200,000	451,490
Line of credit facility	196,000	—	—	—	—	—	196,000

Total indebtedness	$241,032	25,631	43,564	119,936	278,420	574,486	1,283,069

(1) The aggregate repayment amount of $635,579 does not reflect the unamortized mortgage loan premiums totaling $13,461 related to the assumption of fifteen mortgage loans with above-market contractual interest rates.

(2) Property is encumbered by two mortgage loans maturing in July 2007.

(3) The aggregate repayment amount of $451,490 does not reflect the unamortized original issue discounts of $1,727 related to the April and October 2004 bond issuances.

Summary of Mortgage Loans Payable

(in thousands of dollars)

Property	Lender	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At December 31, 2004 Unamortized Mortgage Premium	Carrying Value

Franklin Square	Principal Mutual Life Insurance	Jun-05	9.00%	9.00%	13,583	—	13,583
Williamson Square	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	10,830	—	10,830
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	9,764	—	9,764
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	5,133	215	5,348
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,141	—	8,141
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,924	—	9,924
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,378	650	10,028
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,830	—	12,830
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,395	—	2,395
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,284	—	10,284
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	866	—	866
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,595	1,456	15,051
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,339	434	5,773
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,925	1,581	18,506
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,546	1,370	15,916
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	79,827	—	79,827
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,795	711	8,506
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,835	1,962	21,797
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,560	1,600	14,160
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	34,782	—	34,782
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	235,465	—	235,465
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,705	929	9,634
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,283	720	18,003
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	10,211	1,264	11,475
Berkshire Crossing	M & T Bank	Nov-12	4.28%	4.28%	14,523	—	14,523
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,284	—	13,284
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,658	280	4,938
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,244	—	8,244
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,160	—	5,160
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,987	289	2,276
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	7,043	—	7,043
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	4,067	—	4,067
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,617	—	6,617

Total/Weighted average			7.36%	7.89%	$635,579	$13,461	$649,040

(1)   Property is encumbered by two mortgage loans.

Heritage Property Investment Trust, Inc.

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 12/31/04	-	$198,407,000
Maturity	-	April 15, 2014
Contractual rate	-	5.125%
Effective rate	-	5.33%

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 12/31/04	-	$149,866,000
Maturity	-	October 15, 2009
Contractual rate	-	4.50%
Effective rate	-	5.03%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/04	-	$100,000,000
Maturity	-	January 15, 2008
Contractual and effective rate	-	7.20%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/04	-	$1,490,000
Maturity	-	March 15, 2006
Contractual and effective rate	-	8.875%

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 12/31/04	-	$13,110,000
Units Outstanding	-	522,045 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1)   Bradley Operating Limited Partnership is a subsidiary of the Company and owned 106 properties at December 31, 2004.

Heritage Property Investment Trust, Inc.

Portfolio Overview Summary - December 31, 2004

Number of shopping centers	164
Number of office buildings	3

Total real estate owned	167

Company-owned shopping center GLA	28,003,656
Company-owned office building net rentable square feet	222,273

Total	28,225,929

% Leased - Total Portfolio	93.3%

Average square foot size of shopping centers - Company-owned GLA	171,000
Average square foot size of shopping centers - Total GLA	205,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a % of total shopping centers	72%

% of total NOI produced by grocer-anchored shopping centers	71%

Heritage Property Investment Trust, Inc.

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

Geographic Area	Number of Properties	Total Owned GLA	% of Total	Annualized Based Rent	% of Total

East:
North Carolina	10	2,728,657	9.67%	$25,150,119	9.85%
Massachusetts	7	1,192,985	4.23%	17,247,825	6.76%
New York	15	1,177,397	4.17%	17,517,286	6.86%
Tennessee	4	1,169,702	4.14%	9,435,547	3.70%
Pennsylvania	4	1,126,179	3.99%	10,254,643	4.02%
Florida	5	1,036,225	3.67%	7,441,097	2.92%
New Hampshire	4	811,800	2.88%	7,051,071	2.76%
Alabama	3	450,172	1.59%	4,603,406	1.80%
New Jersey	2	376,259	1.33%	4,877,146	1.91%
Maine	1	254,378	0.90%	1,711,014	0.67%
Vermont	1	224,514	0.80%	1,849,426	0.72%
Mississippi	1	221,567	0.78%	2,828,236	1.11%
Virginia	1	181,055	0.64%	2,353,316	0.92%
Georgia	1	141,072	0.50%	695,830	0.27%
Connecticut	1	125,710	0.45%	1,281,162	0.50%
Subtotal	60	11,217,672	39.74%	$114,297,125	44.78%

Midwest:
Illinois	18	3,380,240	11.98%	$31,146,848	12.20%
Minnesota	17	2,652,088	9.40%	24,717,960	9.68%
Indiana	13	2,621,353	9.29%	18,159,946	7.12%
Missouri	9	1,609,963	5.70%	13,104,516	5.13%
Wisconsin	10	1,159,806	4.11%	8,985,219	3.52%
Texas	7	968,013	3.43%	12,351,040	4.84%
Kansas	6	932,186	3.30%	5,507,376	2.16%
Michigan	4	919,820	3.26%	7,263,452	2.85%
Iowa	7	726,552	2.57%	3,510,919	1.38%
Ohio	3	669,682	2.37%	5,208,534	2.04%
Nebraska	7	633,918	2.25%	4,935,793	1.93%
Kentucky	4	503,310	1.78%	4,325,560	1.69%
South Dakota	1	195,526	0.69%	1,316,205	0.52%
New Mexico	1	35,800	0.13%	401,670	0.16%
Subtotal	107	17,008,257	60.26%	$140,935,037	55.22%

Total	167	28,225,929	100.00%	$255,232,163	100.00%

Heritage Property Investment Trust, Inc.

Top Tenants by Annualized Base Rent

Tenant		# of Stores	Total GLA	GLA as a % of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business
1	TJX Companies (3)	51	1,577,596	5.59%	$13,992,558	5.48%	Off Price/Soft Goods
2	Kroger (4)	13	720,708	2.55%	5,050,338	1.98%	Grocer
3	Supervalu (5)	10	657,733	2.33%	4,803,210	1.88%	Grocer
4	Associated Wholesale Grocers (6)	10	603,378	2.14%	3,441,402	1.35%	Grocer
5	Charming Shoppes (7)	39	323,503	1.15%	3,437,480	1.35%	Discount / Apparel
6	Staples	12	296,940	1.05%	3,376,079	1.32%	Office Products
7	OfficeMax	13	340,520	1.21%	3,274,333	1.28%	Office Products
8	Roundy’s (8)	8	491,482	1.74%	3,251,894	1.27%	Grocer
9	Home Depot	4	459,073	1.63%	3,040,470	1.19%	Home Improvement
10	Wal-Mart	8	727,634	2.58%	2,941,622	1.15%	Discount
11	Safeway (9)	5	327,249	1.16%	2,900,020	1.14%	Grocer
12	Barnes & Noble	7	178,936	0.63%	2,871,077	1.12%	Books
13	Blockbuster	26	163,657	0.58%	2,733,963	1.07%	Video Sales / Rentals
14	Walgreens	16	205,425	0.73%	2,610,241	1.02%	Drug Store
15	Hy-Vee	9	535,066	1.90%	2,607,007	1.02%	Grocer
16	Hallmark	42	216,035	0.77%	2,539,682	1.00%	Cards/Gifts
17	Linens N Things	7	214,741	0.76%	2,494,544	0.98%	Soft Goods
18	PetsMart	8	202,617	0.72%	2,425,162	0.95%	Pet Supplies
19	Dollar Tree	32	296,167	1.05%	2,351,054	0.92%	Discount
20	Ahold USA (10)	5	279,340	0.99%	2,336,152	0.92%	Grocer

(1)   We calculate annualized base rent for all leases in place in which tenants are in occupancy at December 31, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)   Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $255,232,163.

(3)   TJX Companies include: TJ Maxx (22), Marshalls (17), A.J. Wright (6), Homegoods (4) and Bob’s Stores (2).

(4)   The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)   Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)   Associated Wholesale Grocers includes: Price Chopper (6), Russ’ IGA (2), Super Saver (1) and Falley’s Food 4 Less (1).

(7)   Charming Shoppes includes: Fashion Bug (28), Lane Bryant (7) and Catherine’s (4).

(8)   Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

(9)   Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

(10) Ahold USA includes: Giant Foods (2), Bi-Lo (1), Bruno’s (1) and Stop & Shop (1).

Heritage Property Investment Trust, Inc.

Anchor Lease Expiration Roll Out - December 31, 2004 (1)

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(2)	Base Rent	Sq. Ft.(3)

2005 (4)	15	403,673	2.4%	$2,390,425	1.9%	$5.92
2006	36	1,391,379	8.4%	7,658,883	6.1%	5.50
2007	40	1,415,849	8.5%	9,691,091	7.7%	6.84
2008	39	1,420,572	8.5%	9,677,031	7.7%	6.81
2009	51	1,871,488	11.3%	14,868,293	11.8%	7.94
2010	32	1,098,068	6.6%	8,785,207	7.0%	8.00
2011	29	1,148,491	6.9%	10,392,131	8.3%	9.05
2012	23	801,350	4.8%	7,739,952	6.2%	9.66
2013	25	1,138,555	6.8%	8,482,813	6.7%	7.45
2014	23	820,415	4.9%	7,222,237	5.7%	8.80
2015 and Thereafter	97	5,116,403	30.8%	38,792,835	30.9%	7.58

Totals	410	16,626,243	100.0%	$125,700,898	100.0%	$7.56

(1)   We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)   Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)   Represents Expiring Base Rent divided by Expiring Square Feet.

(4)   Includes tenants on a month-to-month agreement.

Heritage Property Investment Trust, Inc.

Non-Anchor Lease Expiration Roll Out - December 31, 2004

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2005 (3)	545	1,496,399	15.41%	$19,889,898	14.32%	$13.29
2006	544	1,591,299	16.38%	21,724,334	15.64%	13.65
2007	518	1,613,266	16.61%	22,774,162	16.39%	14.12
2008	413	1,467,977	15.11%	21,054,325	15.15%	14.34
2009	344	1,225,203	12.61%	18,579,664	13.37%	15.16
2010	183	771,837	7.95%	10,692,107	7.70%	13.85
2011	81	387,865	3.99%	5,539,863	3.99%	14.28
2012	63	270,332	2.78%	4,586,150	3.30%	16.96
2013	59	268,580	2.76%	4,281,363	3.08%	15.94
2014	59	258,642	2.66%	4,546,698	3.27%	17.58
2015 and Thereafter	78	362,258	3.73%	5,275,355	3.80%	14.56

Totals	2,887	9,713,658	100.00%	$138,943,919	100.00%	$14.30

(1)   Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)   Represents Expiring Base Rent divided by Expiring Square Feet.

(3)   Includes tenants on a month-to-month agreement.

Heritage Property Investment Trust, Inc.

Total Lease Expiration Roll Out - December 31, 2004

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2005 (3)	560	1,900,072	7.2%	$22,280,323	8.4%	$11.73
2006	580	2,982,678	11.3%	29,383,217	11.1%	9.85
2007	558	3,029,115	11.5%	32,465,253	12.3%	10.72
2008	452	2,888,549	11.0%	30,731,356	11.6%	10.64
2009	395	3,096,691	11.8%	33,447,957	12.6%	10.80
2010	215	1,869,905	7.1%	19,477,314	7.4%	10.42
2011	110	1,536,356	5.8%	15,931,994	6.0%	10.37
2012	86	1,071,682	4.1%	12,326,102	4.7%	11.50
2013	84	1,407,135	5.3%	12,764,176	4.8%	9.07
2014	82	1,079,057	4.1%	11,768,935	4.4%	10.91
2015 and Thereafter	175	5,478,661	20.8%	44,068,190	16.7%	8.04

Totals	3,297	26,339,901	100.0%	$264,644,817	100.0%	$10.05

(1)   Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)   Represents Expiring Base Rent divided by Expiring Square Feet.

(3)   Includes tenants on a month-to-month agreement.

Heritage Property Investment Trust, Inc.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended	Year Ended	Year Ended December 31,
	December 31, 2004	December 31, 2004	2003	2002	2001
New Leases
Number of new leases signed	73	263	238	268	231
GLA leased (sq. ft. at end of period)	399,811	1,310,451	1,011,736	1,061,614	849,453
New base rent/sq. ft. (1)	$9.78	$10.24	$10.13	$10.48	$10.44
Expiring base rent/sq. ft. (2)	$9.60	$9.59	$9.62	$9.55	$9.04
Percentage growth in base rent	1.8%	6.8%	5.3%	9.7%	15.5%

Renewals
Number of renewals signed	97	421	392	398	337
GLA leased (sq. ft. at end of period)	349,159	1,829,089	1,863,236	1,577,270	1,144,299
New base rent/sq. ft.	$13.82	$11.55	$10.62	$11.04	$10.92
Expiring base rent/sq. ft.	$12.85	$10.94	$10.09	$10.51	$9.89
Percentage growth in base rent	7.5%	5.5%	5.2%	5.0%	10.4%

Total New Leases and Renewals
Number of new leases and renewals signed	170	684	630	666	568
GLA leased (sq. ft. at end of period)	748,970	3,139,540	2,874,972	2,638,884	1,993,752
New base rent/sq. ft.	$11.66	$11.00	$10.44	$10.81	$10.72
Expiring base rent/sq. ft.	$11.12	$10.38	$9.92	$10.12	$9.53
Percentage growth in base rent	4.9%	6.0%	5.2%	6.8%	12.5%

(1)   New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)   Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)   Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Heritage Property Investment Trust, Inc.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions (1)

	Three Months Ended	Year Ended	Year Ended December 31,
	December 31, 2004	December 31, 2004	2003	2002	2001
Average number of square feet	28,007,000	27,969,000	26,792,000	25,117,000	23,308,000

Maintenance capital expenditures	$1,365,000	$6,962,000	$8,408,000	$8,145,000	$5,466,000

Per square foot	$0.05	$0.25	$0.31	$0.32	$0.23

Tenant improvements	$6,181,000	$20,454,000	$11,938,000	$11,876,000	$12,615,000
Leasing commissions	1,444,000	4,782,000	4,931,000	4,461,000	2,030,000
Total	$7,625,000	$25,236,000	$16,869,000	$16,337,000	$14,645,000

Per square foot	$0.27	$0.90	$0.63	$0.65	$0.63

(1)   Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Heritage Property Investment Trust, Inc.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2004	2003		2004	2003

Total income	$76,990	$74,614		$293,115	$288,545
Operating expenses	(21,928)	(21,441)		(85,084)	(84,470)

Net operating income	55,062	53,173	3.6%	208,031	204,075	1.9%

Less: Lease termination income	(1,408)	(2,538)		(2,125)	(3,472)
Add: Lease buyout expense	—	—		—	500

Net operating income, as adjusted	$53,654	$50,635	6.0%	$205,906	$201,103	2.4%

Heritage Property Investment Trust, Inc.

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	100%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$1,052,298	$11.04
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket	$1,849,970	$10.49
						(Non-Owned)
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	91%	178,511	190,611	128,225	Bruno’s Supermarket	$1,701,138	$9.53
						Best Buy
						PetsMart

Connecticut

Torrington Plaza	1963/1994	94%	125,710	132,910	42,037	TJ Maxx	$1,281,162	$10.19
						Staples

Florida

Barton Commons	1989	40%	215,049	218,049	52,039	Bealls Dept. Store	$419,198	$1.95
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,036,359	$10.24
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,851,037	$7.98
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping	1959/1998	88%	207,036	207,036	113,273	Winn Dixie Supermarket	$1,628,345	$7.87
Center						Bed, Bath & Beyond
						Walgreens
						Bealls Outlet

Venetian Isle Shopping	1959/1992	100%	183,467	186,967	111,831	Publix Supermarket	$1,506,158	$8.21
Center (8)						TJ Maxx
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia

Shenandoah Plaza	1987	99%	141,072	144,072	113,922	Ingles Market/Goodwill	$695,830	$4.93
						Emporium
						Wal-Mart/Big Lots/ACS

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$296,634	$4.81

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,383,211	$12.96

The Commons of Chicago	1992/1999	95%	324,080	324,080	246,039	Home Depot	$3,808,950	$11.75
Ridge						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,134,906	$11.48
Lake						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	KM Fairview Heights	$1,535,073	$6.33
						LLC/Hobby Lobby (Ground Lease)
						TJ Maxx

Fairhills Shopping Center	1971/1989	93%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$607,218	$5.64

Heritage Square	1992	98%	210,852	210,852	164,706	Circuit City	$2,560,567	$12.14
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture

High Point Centre	1988	98%	240,002	240,002	141,068	Cub Foods	$2,376,863	$9.90
						Office Depot
						Babies R Us
						Big Lots

Long Meadow Commons	1996	91%	118,471	118,471	65,816	Dominick’s Supermarket	$1,587,556	$13.40

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$532,519	$13.75
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,367,183	$8.94
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Rollins Crossing	1995/1998	98%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,105,675	$7.46
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,120,546	$8.01
						U.S. Post Office

Sheridan Village	1954/1995	99%	303,915	303,915	177,409	Bergner’s Dept Store	$2,384,638	$7.85
						Cohen’s Furniture Co.

Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$744,079	$8.80

Twin Oaks Centre	1991	97%	98,197	98,197	59,682	Hy-Vee Supermarket	$714,870	$7.28

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$341,549	$5.05
						Big Lots

Westview Center	1992	80%	325,507	416,307	184,265	Cub Foods	$2,544,810	$7.82
						Marshalls
						Value City Dept. Store (Non-Owned)
						Fashion Bug

Indiana

Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,798,584	$11.96
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	90%	268,589	271,389	213,950	Kroger Supermarket	$1,793,391	$6.68
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	97%	98,342	110,342	49,773	Amelia’s Supermarket	$735,935	$7.48

Germantown Shopping	1985	75%	230,417	237,617	114,905	Beuhler’s Supermarket	$1,133,525	$4.92
Center						Elder Beerman Department Store
						Peebles Department Store

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$414,628	$4.03

Lincoln Plaza	1968	94%	101,058	101,058	39,104	Kroger Supermarket	$681,652	$6.75

Martin’s Bittersweet Plaza	1992	100%	81,720	84,730	61,079	Martin’s Supermarket	$581,590	$7.12
						Osco Drug

Meridian Village	1990	98%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,312,458	$10.04
						Godby Home Furnishings

Rivergate Shopping Center	1982	96%	133,086	137,486	108,086	Super Foods	$520,238	$3.91
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Sagamore Park Centre	1982	93%	118,436	118,436	66,063	Payless Supermarket	$973,042	$8.22

Speedway SuperCenter	1960/1998	88%	569,879	569,879	252,624	Kroger Supermarket	$4,650,556	$8.16
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	91%	303,906	306,706	115,325	US Factory Outlet	$2,044,878	$6.73
						AJ Wright
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale	1957/1993	76%	331,912	331,912	168,409	Stein Mart	$1,519,469	$4.58
Commons						Dunham’s Sporting Goods
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots
Iowa

Burlington Plaza West	1989	100%	88,118	92,118	52,468	Hobby Lobby	$296,742	$3.37

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,531	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	88%	113,713	116,513	76,896	Hy-Vee Supermarket	$623,697	$5.48

Parkwood Plaza	1992	40%	126,369	126,369	N/A	N/A	$361,556	$2.86

Southgate Shopping Center	1972/1996	89%	155,399	155,399	102,065	Hy-Vee Supermarket	$497,613	$3.20
						Big Lots

Spring Village	1980/1991	98%	90,263	92,763	45,763	Eagle Foods	$478,281	$5.30

Warren Plaza	1980/1993	86%	90,102	187,135	148,525	Hy-Vee Supermarket	$607,499	$6.74
						Target (Non-Owned)
Kansas

Mid State Plaza	1971	79%	286,601	293,101	157,017	Ashley Furniture Home Store	$663,072	$2.31
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office	$1,294,718	$9.68
						Depot/Bloom Brothers

Shawnee Parkway Plaza	1979/1995	94%	92,213	92,213	59,128	Price Chopper Supermarket	$645,431	$7.00

Village Plaza	1975	88%	55,698	55,698	31,431	Falley’s Food 4 Less	$251,522	$4.52

Westchester Square	1968/1998	94%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,338,533	$8.12

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

West Loop Shopping Center	1986/1998	99%	199,032	199,032	98,558	Dillons Supermarket	$1,314,101	$6.60
						Waters True Value
						American Academy Hair Design
Kentucky

Dixie Plaza	1987	100%	48,021	82,804	59,383	Buehler Fresh Market	$387,401	$8.07
						Frank’s Nursery (Non-Owned)

Midtown Mall	1970/1994	100%	153,822	153,822	106,271	Kroger Supermarket	$1,003,543	$6.52
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	92%	164,454	186,254	39,399	Kroger Supermarket	$1,307,309	$7.95

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,627,306	$11.88
						H.H. Gregg (Non-Owned)
Maine

Pine Tree Shopping Center	1958/1973	99%	254,378	254,378	202,178	AJ Wright	$1,711,014	$6.73
						Mardens
						Jo-Ann Fabrics
						Packard Development

Massachusetts

Berkshire Crossing	1996	100%	446,287	446,287	389,561	Price Chopper Supermarket	$3,480,324	$7.80
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	83%	86,290	86,290	34,097	Staples	$2,423,543	$28.09
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$631,788	$8.09

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw’s Supermarket	$3,659,743	$12.35
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean	$1,021,333	$9.83
						State Job Lot
						TJ Maxx
Michigan

Cherry Hill Marketplace	1992/1999	80%	122,132	125,032	53,739	Farmer Jacks	$1,116,444	$9.14

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$997,250	$7.92
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,696,188	$6.96
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	100%	284,448	284,448	194,014	Kroger Supermarket	$2,453,569	$8.63
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network
Minnesota

Austin Town Center	1999	45%	110,680	200,680	170,789	Staples	$505,251	$4.56
						Target (Non-Owned)

Brookdale Square	1971/1994	41%	185,883	185,883	66,834	Brookdale Theater	$403,352	$2.17
						Pep Boys
						Up Front Event Center

Burning Tree Plaza	1987/1998	99%	182,969	182,969	117,716	Best Buy	$1,695,030	$9.26
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	95%	123,350	123,350	90,946	Rainbow Foods	$845,041	$6.85
						Slumberland Clearance

Division Place	1991	91%	129,753	134,753	24,016	TJ Maxx	$1,416,693	$10.92

Elk Park Center	1995/1999	98%	204,992	302,635	192,843	Cub Foods	$1,974,173	$9.63
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	98%	433,232	433,232	226,838	Cub Foods	$4,740,927	$10.94
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Hub West (9)
Richfield Hub	1952/1992	99%	214,855	217,655	129,400	Rainbow Foods	$2,457,011	$11.44
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	96%	120,487	150,687	72,371	Rainbow Foods	$1,709,278	$14.19
						Walgreens (Non-Owned)

Roseville Center	1950/2000	99%	76,616	155,416	65,000	Rainbow Foods (Non-Owned)	$839,704	$10.96

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,856,247	$14.86
						Best Buy
						Frank’s Nursery
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	99%	285,911	285,911	179,527	Cub Foods (Ground Lease)	$2,313,153	$8.09
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,190,306	$7.33
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,004,440	$7.44
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,130,321	$12.85
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$637,035	$8.72

Mississippi

County Line Plaza	1997	100%	221,567	268,367	171,062	Haverty’s Furniture	$2,828,236	$12.76
						OfficeMax
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)

Missouri

Clocktower Place	1987	97%	214,198	222,348	129,807	Dierberg’s Market	$2,264,238	$10.57
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,447,276	$9.91
						Lukas Liquors

Grandview Plaza	1961/1991	91%	296,008	296,008	200,075	Schnuck’s Supermarket	$1,927,421	$6.51
						Old Time Pottery
						OfficeMax
						Walgreens

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Hub Shopping Center	1972/1995	94%	163,072	163,072	103,322	Price Chopper Supermarket	$856,108	$5.25

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket	$982,798	$7.84
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$534,552	$7.47

Marketplace at Independence	1988	94%	241,898	253,398	133,942	Price Chopper Supermarket	$2,133,422	$8.82
						Old Navy

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Price Chopper Supermarket	$1,472,981	$7.75
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket	$1,485,720	$9.19
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’ IGA Supermarket	$183,375	$5.33
						Shopko (Non-Owned)

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$468,713	$5.57
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$572,908	$8.36
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	98%	179,964	406,514	210,020	SuperSaver Supermarket	$1,562,369	$8.68
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$523,453	$7.72

Miracle Hills Park	1988	90%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$575,349	$8.26

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,049,627	$8.11
						Movies 8

New Hampshire

Bedford Grove	1989	100%	216,941	216,941	182,745	Shop N’ Save	$1,750,701	$8.07
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	91%	265,091	265,091	192,207	Marshalls	$2,593,050	$9.78
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket	$1,655,473	$9.06
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket	$1,051,846	$7.16
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

New Jersey

Cross Keys Common	1995	92%	216,805	417,791	280,348	Wal-Mart (Non-Owned)	$2,472,595	$11.40
						AJ Wright
						Staples
						Ross Dress for Less

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,404,551	$15.08
						Clearview Cinema (Ground Lease)
						Michaels

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York

College Plaza	1975/1994	100%	175,086	175,086	126,812	Bob’s Stores	$1,407,455	$8.04
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	100%	59,569	59,569	36,989	Pathmark	$904,250	$15.18

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$1,943,596	$23.90
						Bed, Bath & Beyond

Dalewood III Shopping	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,208,936	$24.98
Center

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$996,312	$16.25

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,040,934	$14.47
						TJ Maxx

Nesconset Shopping Center	1961/1999	99%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,707,061	$13.88

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx	$1,964,535	$21.90

Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,541,383	$15.55
						TJ Maxx

Rockville Centre Shopping	1975	100%	44,131	44,131	27,781	HomeGoods	$593,756	$13.45
Center

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,097,978	$15.97
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$814,363	$9.64

Three Village Plaza	1964/1991	89%	77,458	77,458	38,955	King Kullen Grocery	$668,181	$8.63

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$962,869	$18.18

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

North Carolina

The Commons at Chancellor	1994	100%	341,860	351,460	309,041	Home Depot (Ground Lease)	$2,370,587	$6.93
Park						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Gold’s Gym

Crown Point Shopping	1990	100%	147,200	164,200	135,200	Lowe’s Home Centers	$1,018,600	$6.92
Center						Babies R US

Franklin Square	1990	98%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,077,016	$9.66
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	100%	349,356	349,356	296,740	Food Lion Supermarket	$3,364,280	$9.63
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping	1988	94%	283,647	293,247	98,222	Winn Dixie Supermarket	$2,767,907	$9.76
Center (10)						Burlington Coat Factory

New Centre Market	1998	99%	143,763	266,263	202,040	Target (Non-Owned)	$1,677,624	$11.67
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	76%	260,405	260,405	85,447	Marshalls	$1,646,508	$6.32
						Carolina Clearing House

University Commons	1989	99%	235,396	235,396	135,326	Lowes Foods	$2,306,966	$9.80
						TJ Maxx
						Homegoods
						AC Moore

University Commons	1996	100%	232,820	338,020	270,249	Kroger Supermarket	$2,640,890	$11.34
Greenville						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Wendover Place	1997	98%	415,775	547,075	441,954	Harris-Teeter/Michaels/Ross	$4,279,742	$10.29
						Dress for Less
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,459,102	$9.29
						Marc’s Pharmacy

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray’s Supermarket	$1,472,688	$6.19
						Wal-Mart

Salem Consumer Square	1988	93%	274,652	274,652	131,650	Cub Foods	$2,276,743	$8.29
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$377,977	$4.54

Colonial Commons	1991/2003	94%	433,362	451,462	317,335	Giant Foods (Ground Lease)	$4,844,274	$11.18
						Dick’s Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						Ben Franklin
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$1,926,780	$5.18
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Frank’s Nursery

Warminster Towne Center	1997	100%	237,345	318,028	260,066	Shop Rite Supermarket	$3,105,613	$13.08
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

South Dakota

Baken Park	1962/1997	90%	195,526	195,526	95,039	Nash Finch Supermarket	$1,316,205	$6.73
						Ben Franklin
						Boyd’s Drug

Tennessee

The Market of Wolf Creek	2000	87%	297,099	470,437	296,490	Target (Non-Owned)	$3,268,913	$11.00
						Haverty’s Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot

Oakwood Commons (11)	1989/1997	88%	278,017	280,767	159,072	Publix Supermarket	$1,799,794	$6.47
						Bed, Bath & Beyond
						Ross Dress for Less
						Peebles Department Store

Watson Glen Shopping	1989	99%	264,360	264,360	206,427	Bi-Lo Foods	$1,930,664	$7.30
Center						K-Mart
						Goody’s Family Clothing
						World Gym

Williamson Square (12)	1988/1993	97%	330,226	340,476	202,102	Kroger Supermarket	$2,436,176	$7.38
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,043,994	$6.95
						Big Lots

The Crossing	2000/2001	93%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$2,032,411	$10.86
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	86%	104,682	131,682	24,025	Staples	$1,877,065	$17.93

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$678,958	$8.63

Randall’s Fairmont	1985/2003	89%	104,669	110,869	55,008	Randall’s Food Market	$943,957	$9.02

Royal Oaks Village	2001/2002	98%	145,286	145,286	83,652	HEB Grocery	$2,896,065	$19.93

Trinity Commons (13)	1998	92%	197,423	197,423	84,228	Tom Thumb	$2,878,589	$14.58
						DSW Shoe Warehouse

Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket	$1,849,426	$8.24
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,353,316	$13.00
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin

Fairacres Shopping Center	1992	99%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$678,848	$8.51

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$373,798	$7.39

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$828,675	$4.88
						K-Mart

Madison Plaza	1988/1994	76%	54,275	127,584	N/A	N/A	$381,150	$7.02

Mequon Pavilions	1967/1991	96%	211,957	211,957	65,995	Sendik’s Food Market	$2,896,503	$13.67
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,288	195,388	149,674	Pick ‘N Save Supermarket	$843,563	$8.58
						K-Mart (Non-Owned)

Oak Creek Centre	1988	39%	91,510	99,510	N/A	N/A	$232,298	$2.54

Park Plaza	1959/1993	93%	113,669	113,669	74,054	Big Lots	$447,418	$3.94
						Hobby Lobby

Spring Mall	1967/1994	90%	204,861	204,861	135,055	Pick ‘N Save Supermarket	$1,478,156	$7.22
						TJ Maxx
						Walgreens

Taylor Heights	1989	88%	85,072	223,862	158,630	Piggly Wiggly Foods	$824,810	$9.70
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		93%	28,003,656	33,663,855	21,547,028		$248,535,392	$8.88

Office Buildings:

William J. McCarthy Building	1963/1995	89%	93,018	93,018		NETT	$2,910,575	$31.29

545 Boylston Street	1972/1996	100%	89,075	89,075		Allied Advertising	$3,120,518	$35.03
						Trinity Church

Executive Office Building	1970	100%	40,180	40,180		Lipner Gordon & Co.	$665,678	$16.57
						Norca Corporation
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		96%	222,273	222,273			$6,696,770	$30.13

TOTAL PORTFOLIO		93%	28,225,929	33,886,128			$255,232,163	$9.04

Heritage Property Investment Trust, Inc.

Property Listing Notes

(1)   Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)   Represents gross leasable area owned by us, including 1,423,834 square feet of gross leaseable area subject to ground leases and excludes 5,660,199 square feet of non-owned gross leasable area.

(3)   Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.7 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.4 million square feet of ground leased gross leaseable area.

(4)   Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)   We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)   We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at December 31, 2004as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)   Represents Annualized Base Rent divided by Company Owned GLA at December 31, 2004.

(8)   Property contains 11,627 square feet of office space.

(9)   Property is comprised of two shopping centers.

(10) Property contains 32,665 square feet of office space.

(11) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12) Williamson Square is owned by a joint venture of which we own 60%.

(13) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Heritage Property Investment Trust, Inc

Value Creation Pipeline - 2004 Acquistions/Dspositions

Acquisitions

Property	Date Acquired	Company Owned GLA	Total GLA	Initial Investment(1)	Percent Leased

Long Meadow Commons	Apr-04	118,471	118,471	$18,497,000	91%
Colonial Commons	Jul-04	433,362	451,462	$62,828,000	94%
Burlington Square	Dec-04	86,290	86,290	$27,588,000	83%
The Market of Wolf Creek	Dec-04	297,099	470,437	$44,107,000	87%

Total Acquisitions		935,222	1,126,660	$153,020,000	90%

(1) Initial Investment includes amounts allocated to in-place lease value and above and below market leases in accordance with SFAS 141.

Dispositions

Property	Type of Property	Date Disposed	Net Proceeds	Net Book Value	Net Gain

Fortune Office Building	Office Building	Apr-04	$7,428,000	$4,440,000	$2,988,000
Cross Keys - Wal-Mart parcel	Shopping center	Sep-04	$7,014,000	$6,989,000	$25,000
Camelot Shopping Center	Shopping center	Oct-04	$7,360,000	$7,013,000	$347,000
Garden Plaza	Shopping center	Dec-04	$4,815,000	$4,192,000	$623,000
Madison Plaza - Building parcel	Shopping center	Dec-04	$3,477,000	$3,474,000	$3,000

Total Dispositions			$30,094,000	$26,108,000	$3,986,000

Heritage Property Investment Trust, Inc.

PROPERTY NAME:	Long Meadow Commons
LOCATION:	Mundelein, IL
COMPANY OWNED GLA:	118,471
TOTAL GLA:	118,471
YEAR BUILT/RENOVATED:	1996
INITIAL INVESTMENT:	$18.5 million
CLOSING DATE:	April 30, 2004
% LEASED :	91%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Dominick’s Supermarket	65,816	9/30/2016

PROPERTY NAME:	Colonial Commons
LOCATION:	Harrisburg, PA
COMPANY OWNED GLA:	433,362
TOTAL GLA:	451,462
YEAR BUILT/RENOVATED:	1991/2003
INITIAL INVESTMENT:	$62.8 million
CLOSING DATE:	July 1, 2004
% LEASED :	94%
FUNDING SOURCE:	Line of credit
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Giant Foods	67,815	5/31/2011
Dick’s Sporting Goods	56,000	1/31/2020
Linens N Things	31,436	1/31/2015
AMC Theatres 9	31,114	5/31/2011
Ross Dress for Less	30,000	1/31/2015
Marshalls	27,000	1/31/2007
Ben Franklin	25,500	4/30/2007
TJ Maxx	24,970	1/31/2007
OfficeMax	23,500	1/31/2007

PROPERTY NAME:	Burlington Square
LOCATION:	Burlington, MA
COMPANY OWNED GLA:	86,290
TOTAL GLA:	86,290
YEAR BUILT/RENOVATED:	1983/1992
INITIAL INVESTMENT:	$27.6 million
CLOSING DATE:	December 10, 2004
% LEASED :	83%
FUNDING SOURCE:	OP Units, line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Staples	18,897	7/31/2007
Eastern Mountain Sports	15,200	1/31/2008

PROPERTY NAME:	The Market of Wolf Creek
LOCATION:	Memphis, TN
COMPANY OWNED GLA:	297,099
TOTAL GLA:	470,437
YEAR BUILT/RENOVATED:	2000
INITIAL INVESTMENT:	$44.1 million
CLOSING DATE:	December 28, 2004
% LEASED :	87%
FUNDING SOURCE:	Line of credit & assumed mortgage loans payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Target (Non-Owned)	117,000
Haverty’s Furniture (Non-Owned)	48,700
The Sports Authority	53,472	6/30/2012
Best Buy	46,520	1/31/2017
Office Depot	30,798	8/31/2014

Heritage Property Investment Trust, Inc.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures.  Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies.  This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus accretion of redeemable equity, preferred stock distributions, minority interest in Bradley Operating Limited Partnership, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains (losses) on sales of real estate investments and equipment and interest and other income.  We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We beleive that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.